SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 4, 2007
PACCAR Inc
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14817 (Commission File Number)	91-0351110 (IRS Employer Identification No.)
777 106th Avenue NE, Bellevue, WA 98004
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (425) 468-7400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On December 4, 2007, the PACCAR Inc Board of Directors elected Gregory M.E. Spierkel to the Board of Directors, effective April 22, 2008. Mr. Spierkel will fill the vacancy created by the retirement of Harold A. Wagner from the Board on April 21, 2008 and serve for the remainder of Mr. Wagner’s term as a Class III director. The information required by Item 5.02(d)(3) is not available at this time. There are no reportable transactions under Item 404 (a) of Regulation S-K. Mr. Spierkel will receive compensation for his services in accordance with the Company’s standard compensatory arrangements for non-employee directors. These arrangements include a Board meeting fee of $7,500, a Committee meeting fee of $5,000, an annual retainer of $75,000 prorated to $51,924 and a restricted stock award of $90,000 prorated to $67,500. A copy of the press release announcing Mr. Spierkel’s election is attached as Exhibit 99.1 to this Report.
On December 4, 2007, the Board of Directors approved the Amended and Restated Restricted Stock and Deferred Compensation Plan for Non-Employee Directors (“the Plan”) effective December 4, 2007. The amended plan allows participants to elect deferred restricted stock units in lieu of a grant of restricted stock. A copy of the Plan is attached hereto as Exhibit 99.2 to this Report. The Board of Directors also approved a Deferred Restricted Stock Unit Agreement for Non-Employee Directors substantially in the form attached as Exhibit 99.3 to this Report.
The Company previously reported the retirement of Mr. K. R. Gangl, a senior vice president and a named executive officer, effective January 1, 2008. Subsequently, Mr. Gangl elected not to retire. On December 4, 2007, the Board of Directors elected Mr. Gangl vice president and treasurer, a non-executive officer, effective January 1, 2008.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.
The following are furnished as Exhibits to this Report.

Exhibit Number	Description
99.1	Press release of December 6, 2007 regarding Gregory M.E. Spierkel

99.2	Amended and Restated Restricted Stock and Deferred Compensation Plan for Non-Employee Directors

99.3	Form of Deferred Restricted Stock Unit Agreement for Non-Employee Directors
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc
Date: December 10, 2007	By:	/s/ D. C. Anderson
D. C. Anderson
Vice President and General Counsel